SunCoke Energy, Inc. Q3 2024 Earnings Conference Call

2 This presentation should be reviewed in conjunction with the third quarter 2024 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on October 31, 2024 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation that are not statements of historical fact, including statements about our full-year consolidated and segment 2024 guidance, our 2024 key initiatives, the ability of our domestic coke plants to continue to operate at full capacity, future dividends and the timing of such dividend payments, the expected lower annual legacy expenses and elimination of potential higher collateral requirements resulting from the U.S. Department of Labor (DOL) exemption, the anticipated timing, completion, and increased volume capabilities as a result of the capital investment project at the Kanawha River Terminal (KRT) logistics facility, and future sale commitments, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our present beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward- looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward- looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements

3Q3 2024 Highlights  Delivered solid Q3 '24 Consolidated Adjusted EBITDA(1) of $75.3M • Includes a one-time gain of $9.5M resulting from a U.S. Department of Labor (DOL) regulatory exemption, eliminating the majority of legacy black lung liabilities  Solid operational performance from coke and logistics operations  Gross leverage at 1.86x on a trailing 12 month Adjusted EBITDA(1) basis  Increasing FY 2024 Consolidated Adjusted EBITDA(1) guidance to $260M - $270M from original guidance of $240M - $255M (1) See appendix for a definition and reconciliation of Adjusted EBITDA.

42024 Key Initiatives Update  Reached an agreement with the DOL regarding legacy black lung liabilities • In exchange for a one-time payment of $36M to the DOL, SunCoke received a regulatory exemption, eliminating the majority ($45.5M) of accrued black lung liabilities • Lower annual legacy expenses going forward • Eliminates potential higher collateral requirements  Extended Granite City cokemaking contract through June 30, 2025, with an option for U.S. Steel to extend for an additional 6 months • Extension is part of the ongoing GPI project work and bridges the period from 2024 year-end until a final agreement may be reached on the GPI project • Key provisions include reduced tonnage and lower economics compared to the current contract  Signed a 3-year, take-or-pay coal handling agreement at Kanawha River Terminal beginning in Q2 2025 • Capital investment of ~$12M to expand barge unloading capacity to support increased volume

5Q3 2024 Financial Performance (1) See appendix for a definition and reconciliation of Adjusted EBITDA. (2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke. (3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business. ($/share) ($ in millions) Adjusted EBITDA(1) $75.3 $65.4 Q3 ’24 Q3 ’23 +$9.9 M Q3 2024 Earnings Review • Q3 '24 EPS of $0.36, up $0.28 from the prior year quarter  Primarily driven by gain on elimination of the majority of legacy black lung liabilities, lower depreciation, lower income tax expense, and favorable Logistics performance, partially offset by unfavorable Domestic Coke performance • Consolidated Adjusted EBITDA(1) of $75.3M, an increase of $9.9M from the prior year quarter  Coke operations down $5.6M, primarily driven by lower coal-to-coke yields on long-term, take- or-pay contracts  Logistics segment up by $5.3M, primarily driven by higher transloading volumes at domestic terminals, and higher API2 price adjustment benefit at CMT  Corporate segment up by $10.2M, primarily driven by gain on elimination of the majority of legacy black lung liabilities $0.36 $0.08 Q3 ’24 Q3 ’23 +$0.28 Diluted EPS ($ in millions) Q3 '24 Q3 '23 Q3 '24 vs Q3 '23 Domestic Coke Sales Volumes, Kt 1,027 1,016 11 Logistics Volumes, Kt 5,843 4,961 882 Coke Adjusted EBITDA(2) $60.6 $66.2 ($5.6) Logistics Adjusted EBITDA $13.7 $8.4 $5.3 Corporate and Other Adjusted EBITDA (3) $1.0 ($9.2) $10.2 Consolidated Adjusted EBITDA (1) $75.3 $65.4 $9.9

6 Domestic Coke Performance Domestic Coke Business Summary 122 126 118 115 126 315 327 311 306 322 276 260 264 260 266 175 156 162 164 169 144 155 145 133 148 $64.0M Q3 ’23 $55.2M Q4 ’23 $61.4M Q1 ’24 $57.9M Q2 ’24 $58.1M Q3 ’24 1,032 1,025 1,000 978 1,031 Adjusted EBITDA ($M)(1) Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) • Delivered Adjusted EBITDA of $58.1M in Q3 ‘24 vs $64.0M in Q3 ‘23  Domestic Coke fleet continues to operate at full capacity  Lower Domestic Coke Adjusted EBITDA performance primarily driven by lower coal-to-coke yields on long-term, take- or-pay contracts • Revising FY 2024 Domestic Coke Adjusted EBITDA guidance range to $230M - $235M from previous guidance range of $238M - $245M, primarily driven by lower coal-to- coke yields and adverse weather impacts from Hurricane Helene in Q4 (1) See appendix for a definition of Adjusted EBITDA. 973K1,016K 1,027K996K Domestic Coke fleet continues to operate at full capacity; revising Domestic Coke Adjusted EBITDA guidance range 1,037K

7Logistics Business Summary (Tons Handled, Kt) • Delivered Adjusted EBITDA of $13.7M in Q3 ‘24 vs $8.4M in Q3 ‘23  Logistics performance primarily driven by higher volumes at domestic terminals and higher API2 price adjustment benefit at CMT • CMT recognized full API2 price adjustment benefit during Q3 2024  Expect Q4 2024 API2 price adjustment to be consistent with Q3 2024 • Increasing Logistics FY 2024 Adjusted EBITDA guidance range to $47M - $52M from previous guidance range of $30M - $35M • Increasing total Logistics FY 2024 volume guidance to ~22,000Kt from previous guidance of ~19,400Kt  Anticipate CMT to handle ~8,000Kt  Anticipate Logistics excluding CMT to handle ~ 14,000Kt (1) See appendix for a definition of Adjusted EBITDA. Higher volumes and API2 price adjustment driving Logistics performance; increasing Logistics Adjusted EBITDA guidance range to $47M - $52M Logistics Performance $8.4M $10.7M $13.0M $12.2M $13.7M Adjusted EBITDA ($M) (1) 2,092 1,891 1,841 2,498 2,013 2,869 3,131 3,612 3,484 3,830 Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 Q3 ’24 4,961 5,022 5,453 5,982 5,843 Logistics (ex. CMT) CMT (coal, bulk products, liquids)

8 $81.9 $164.7 $107.2 Cash @ Q2 2024 Net Cash Provided by Ops. Activities ($15.1) CapEx ($10.1) Dividends $0.8 Other Cash @ Q3 2024 (1) Gross leverage and Net leverage for Q3 2024 calculated using Last Twelve Months (LTM) Adjusted EBITDA. Q3 2024 Liquidity Maintained strong liquidity position of $514.7M ($ in millions) Dividend of $0.12 per share Includes impact of $36M payment to the DOL and ~$68M of cash receipts received in early July Revolver Availability: $350M (Consolidated) Q3 '24 Total Debt $500M Gross Leverage(1) 1.86x Net Leverage(1) 1.24x

9 • Continue work on adding customers and products at logistics terminals • Further develop foundry and spot blast coke customer book Broaden Customer Base for Logistics and Coke Businesses 2024 Key Initiatives • $260M - $270M Adjusted EBITDA(1) Achieve 2024 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Support full capacity utilization of cokemaking assets Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA.

APPENDIX

11 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Domestic logistics terminals represents Lake Terminal and Kanawha River Terminals.

122024 Guidance Summary Increasing 2024 Consolidated Adjusted EBITDA(1) guidance to $260M-$270M; lowering OCF guidance, driven by one-time payment to the DOL (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix. (2) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales. (3) See definition and reconciliation of Free Cash Flow (FCF) elsewhere in the appendix. * The Company's 2024 guidance is based on the Company's current estimates and assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these estimates and assumptions, the Company's expectations may change. There can be no assurances that SunCoke will achieve the results expressed by this guidance. 2024 Original 2024 Revised Guidance Guidance* Adjusted EBITDA Consolidated(1) $240M - $255M $260M - $270M Domestic Coke EBITDA $238M - $245M $230M - $235M Logistics EBITDA $30M - $35M $47M - $52M Domestic Coke Sales ~4.1M tons ~4.1M tons Domestic Coke Adjusted $58 - $60/ton $56 - $57/ton Total Capital Expenditures $75M - $80M $75M - $80M Operating Cash Flow $185M - $200M $155M - $165M Cash Taxes $20M - $25M $16M - $20M Metric ($ in millions) Low End High End Adjusted EBITDA(1) $260 $270 Cash interest, net ($26) ($24) Cash taxes ($16) ($20) Total capex ($80) ($75) Black lung payment ($36) ($36) Non-cash items and working capital changes ($27) ($25) Free Cash Flow (FCF)(3) $75 $90 Adjusted EBITDA to FCF Walk 2024E

13Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity. (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year. (3) Will operate in a turn-down mode in 2025 as part of the contract extension. Facility Capacity (1) Customer Contract Expiry Contract Volume Indiana Harbor 1,220 Kt Cliffs Steel Sep. 2035 Capacity Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel Jun. 2025 Capacity Granite City 650 Kt US Steel Jun. 2025 Capacity (3) Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

14Balance Sheet & Debt Metrics ($ in millions) As of 9/30/2024 As of 12/31/2023 Cash 165$ 140$ Available Revolver Capacity 350$ 350$ Total Liquidity 515$ 490$ Gross Debt (Long and Short-term) 500$ 500$ Net Debt (Total Debt less Cash) 335$ 360$ LTM Adjusted EBITDA 269$ 269$ Gross Debt / LTM Adjusted EBITDA 1.86x 1.86x Net Debt / LTM Adjusted EBITDA 1.25x 1.34x Adjusted EBITDA (Guidance) Gross Leverage (Guidance) Net Leverage (Guidance) $260M - $270M 1.85x - 1.92x 1.24x - 1.29x 2024 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ -$ 500.0$ 500.0$ Revolver - - - - - - - Total -$ -$ -$ -$ -$ 500.0$ 500.0$ As of 9/30/2024 ($ in millions)

152024 Guidance Reconciliation Free Cash Flow Guidance Reconciliation Low High Net Income $85 $97 Depreciation and amortization expense 122 118 Interest expense, net 28 26 Income tax expense 25 29 Adjusted EBITDA (Consolidated) $260 $270 ($ in millions) ($ in millions) Low High Operating Cash Flow $155 $165 Capital Expenditures (80) (75) Free Cash Flow (FCF) $75 $90 2024E

16Net Income to FCF Reconciliation Low End High End Net Income $85 $97 Depreciation and amortization expense 122 118 Interest expense, net 28 26 Income tax expense 25 29 Adjusted EBITDA (Consolidated) $260 $270 Cash interest (26) (24) Cash taxes (16) (20) Total capex (80) (75) Black lung payment (36) (36) Non-cash items and working capital changes (27) (25) Free Cash Flow (FCF) $75 $90 ($ in millions) 2024E

17Reconciliation to Adjusted EBITDA (1) Costs incurred as part of the granulated pig iron project with U.S. Steel. ($ in millions) Q1 '23 Q2 '23 Q3 '23 Q4 '23 FY '23 Q1 '24 Q2 '24 Q3 '24 Net Income 17.7$ 22.0$ 8.5$ 15.3$ 63.5$ 21.1$ 23.3$ 33.3$ Depreciation and amortization expense 35.3 36.4 35.5 35.6 142.8 33.3 28.7 28.1 Interest expense, net 7.2 7.2 6.6 6.3 27.3 6.3 5.8 5.7 Income tax expense (benefit) 6.8 8.3 14.6 4.6 34.3 7.1 5.6 8.2 Transaction costs (1) 0.1 0.1 0.2 0.5 0.9 0.1 0.1 - Adjusted EBITDA 67.1$ 74.0$ 65.4$ 62.3$ 268.8$ 67.9$ 63.5$ 75.3$

18Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business. Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton ($ in millions, except per ton data) Domestic Coke Brazil Coke Logistics Corporate and Other(1) Consolidated Q3 2024 Adjusted EBITDA $58.1 $2.5 $13.7 $1.0 $75.3 Sales Volume (thousands of tons) 1,027 423 5,843 Adjusted EBITDA per Ton $56.57 $5.97 $2.35 Q2 2024 Adjusted EBITDA $57.9 $2.5 $12.2 ($9.1) $63.5 Sales Volume (thousands of tons) 973 397 5,982 Adjusted EBITDA per Ton $59.51 $6.42 $2.03 Q1 2024 Adjusted EBITDA $61.4 $2.4 $13.0 ($8.9) $67.9 Sales Volume (thousands of tons) 996 371 5,453 Adjusted EBITDA per Ton $61.65 $6.59 $2.39 FY 2023 Adjusted EBITDA $247.8 $9.1 $44.3 ($32.4) $268.8 Sales Volume (thousands of tons) 4,046 1,558 20,483 Adjusted EBITDA per Ton $61.25 $5.86 $2.16 Q4 2023 Adjusted EBITDA $55.2 $2.2 $10.7 ($5.8) $62.3 Sales Volume (thousands of tons) 1,037 383 5,022 Adjusted EBITDA per Ton $53.23 $5.76 $2.12 Q3 2023 Adjusted EBITDA $64.0 $2.2 $8.4 ($9.2) $65.4 Sales Volume (thousands of tons) 1,016 381 4,961 Adjusted EBITDA per Ton $62.99 $5.83 $1.69 Q2 2023 Adjusted EBITDA $68.2 $2.3 $11.7 ($8.2) $74.0 Sales Volume (thousands of tons) 1,043 396 5,191 Adjusted EBITDA per Ton $65.39 $5.78 $2.26 Q1 2023 Adjusted EBITDA $60.4 $2.4 $13.5 ($9.2) $67.1 Sales Volume (thousands of tons) 950 398 5,309 Adjusted EBITDA per Ton $63.58 $6.07 $2.55